Exhibit 99.1

CURO Announces Transformational M&A Transactions

CURO Agrees to Sell Legacy U.S. Direct Lending Business for $345 Million

and

Acquire First Heritage Credit, a Leading Near-Prime Consumer Lender, for $140 Million

•	Advances CURO’s strategic transition into longer term, higher balance and lower rate credit products

•	Greatly simplifies and improves predictability of our business results

•	Improves and expands access to lower cost debt capital

•	Focuses capital resources on higher-growth, durable business lines

•	Company to host a conference call today at 8:00 a.m. ET

May 19, 2022

Wichita, Kansas—(Business Wire)— CURO Group Holdings Corp. (NYSE: CURO) (“CURO”), a tech-enabled, omni-channel consumer finance company serving non-prime and prime consumers in the U.S. and Canada, today announced that it has entered into a definitive agreement to sell its Legacy U.S. Direct Lending business to Community Choice Financial, a consumer financial services company based in Dublin, Ohio, for total cash consideration of $345 million, $35 million of which will be payable over 12 months under a Transition Services Agreement. CURO also has entered into a definitive agreement to acquire First Heritage Credit, a consumer lender that provides near-prime installment loans along with customary opt-in insurance and other financial products, based in Ridgeland, Mississippi. The total purchase price is $140 million in cash.

“In late 2021, we acquired Heights Finance, a leading near-prime installment lender, signifying our entry into this broader consumer lending market in the U.S.,” said Don Gayhardt, Chief Executive Officer of CURO. “Continuing on that strategic shift, today we are announcing that we are selling our legacy storefronts and online businesses in the U.S., which operate under the Speedy Cash, Rapid Cash and Avío Credit brands, and we are purchasing a U.S. based near-prime installment lender, First Heritage Credit. Together, these transactions completely transform our U.S. direct lending business to a near-prime installment lender offering larger loans. These three transactions have strategically recast our U.S. direct lending business in less than a year’s time.”

The transactions have been approved by CURO’s Board of Directors and the Board of Directors of Community Choice Financial and First Heritage Credit, respectively. Both transactions are expected to close within the next 45 days, subject to customary closing conditions, including regulatory approvals.

Advisors

Jefferies LLC served as financial advisor and King & Spalding LLP served as legal counsel to CURO in these transactions. Stephens Inc. served as financial advisor and Morrison Foerster served as legal counsel to Community Choice Financial. Stephens Inc. served as financial advisor and Butler Snow served as legal counsel to First Heritage Credit.

Investor Conference Call

CURO will hold a conference call to discuss the transactions at 8:00 a.m. ET today. The call will include a discussion of the transactions followed by a question and answer session with management from CURO. You may access the call at 1-833-953-2430 (1-412-317-5759 for international callers). Please ask to join the CURO Group Holdings call. To access the live webcast, interested parties are invited to visit the investor relations section of the Company’s website at http://ir.curo.com/. A supplemental investor presentation providing more details of the transactions is available in the “Events & Presentations” section of CURO’s Investors website at https://ir.curo.com/events-and-presentations.

Archive: A taped replay of this call will be available until May 26, 2022, at 8:00 a.m. ET. You may access the conference call replay at 1-877-344-7529 (1-412-317-0088 for international callers). The replay access code is 9717778. An archived version of the webcast will be available on the CURO Investors website for one year.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements include statements regarding projections, estimates and assumptions about the impact of the transactions on us, including our belief that the transactions will transform our U.S. direct lending business to a near-prime installment lender offering larger loans; and the timing of the closing of the transactions. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including: the inability of the parties to successfully or timely consummate the proposed transactions due to, among other risks, the risk that potential financing for the transactions is not obtained and the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed transactions; failure to realize the anticipated benefits of the proposed transactions; risks relating to the uncertainty of projected financial information; the effects of competition on the Company’s future business; our ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic or any other global event on the Company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

About CURO

CURO Group Holdings Corp. (NYSE: CURO) is a full-spectrum consumer credit provider across the U.S. and Canada. The Company was founded in 1997 by three childhood friends in Kansas to meet the growing consumer need for short-term loans. Today, CURO operates a robust, omni-channel platform providing comprehensive credit solutions to help customers achieve their financial goals. CURO’s decades of experience with alternative data power the underwriting and scoring engine, mitigating risk across the full spectrum of credit products. CURO operates under a number of brands including Speedy Cash, Rapid Cash, Cash Money, LendDirect, Flexiti, Avío Credit, Opt+, Revolve Finance, Heights Finance, Southern Finance, Covington Credit, Quick Credit and First Phase. Our diversified product channels allow us to meet the changing needs and preferences of our customers.

About First Heritage Credit

Based in Ridgeland, MS, with offices and branch locations in the states of Alabama, Louisiana, Mississippi, South Carolina, and Tennessee, First Heritage Credit offers short- and long-term personal loans designed to provide its customers with a convenient and dependable source for additional cash when they need it.

For more information, visit https://www.1stheritagecredit.com/.

CURO Investor Relations Contacts:

Roger Dean

Executive Vice President and Chief Financial Officer

Phone: 844-200-0342

Email: IR@curo.com

(CURO-NWS)

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